UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

As disclosed in the Form 10-K filed on February 25, 2025, effective with the fourth quarter ended December 31, 2024, Novanta Inc. (the “Company”) updated its organizational structure and re-aligned our financial reporting structure under two reportable segments: Automation Enabling Technologies and Medical Solutions. Prior to the reorganization, the Company's historical reportable segments were: Precision Medicine and Manufacturing, Robotics and Automation, and Medical Solutions.

The Company is providing, in Exhibit 99.1 to this Current Report on Form 8-K, unaudited historical reportable segment data for each interim period for the year ended December 31, 2024, and for the fiscal year ended December 31, 2023, recast to reflect the change in reportable segments. Exhibit 99.1 is furnished herewith and is incorporated herein by reference.

The historical financial information presented under the new reportable segment structure does not in any way restate or revise the financial position, results of operations or cash flows of the Company as set forth in any previously reported consolidated balance sheets, consolidated statements of operation or consolidated statements of cash flows of the Company. This information is provided as supplemental financial information that may be of interest to the Company’s shareholders.

The information contained in this Current Report, including Exhibit 99.1, is furnished under this Items 2.02 and 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Revenue, Gross Profit, Gross Profit Margin, and Operating Income by Reportable Segment - 2023 and 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: February 25, 2025	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer